UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 20, 2021

                            FOURTH WAVE ENERGY, INC.
                 ---------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                           333-227286               467-4046237
----------------                 --------------------       -----------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)

                        75 E. Santa Clara St., 6th Floor
                               San Jose, CA 95113
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 213-8874

            Former name or former address if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------
       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company |X|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |X|

ITEM 8.01 Other Events

     On August 20, 2021 the Company entered into a Letter of Intent with EdgeMode, Inc. Pursuant to the Letter of Intent, the Company will, at the closing, acquire all of the issued and outstanding shares of EdgeMode for that number of shares of the Company's common stock which, at closing, will represent 80% of the Company's outstanding shares of common stock.

     EdgeMode  is  a  high  performance  computing   infrastructure   management
platform. EdgeMode deploys Bitcoin mining data center containers fully-integrated into the locations of its energy asset partners. For more information regarding EdgeMode, go to www.edgemode.io.

     The acquisition of EdgeMode is subject to a number of conditions, inclosing the execution of a definitive agreement between the parties.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021.

                                      FOURTH WAVE ENERGY, INC.


                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                          J. Jacob Isaacs, Chief Executive
                                          Officer